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                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos.33-76742 and 333-23647 on Form S-8, and 33-79556 on Form S-3.

                                              /s/ ARTHUR ANDERSEN LLP
                                              ARTHUR ANDERSEN LLP

Chicago, Illinois
March 26, 1997